UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

December 22, 2009
Date of Report (Date of earliest event reported)

Searchlight Minerals Corp.
(Exact name of Registrant as specified in its charter)

Nevada	000-30995	98-0232244
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

#120 – 2441 West Horizon Ridge Pkwy., Henderson, Nevada 89052
(Address of principal executive offices)
(Zip Code)

(702) 939-5247
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03    AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On December 22, 2009, Searchlight Minerals Corp. (the “Company”) filed Amended and Restated Articles of Incorporation with the State of Nevada.  The Articles of Incorporation were amended to limit the liability of the Company’s directors and officers and permit indemnification of directors, officers and certain other persons.

The Amended and Restated Articles of Incorporation were adopted by the Company’s Board of Directors on June 11, 2008, and were approved by the Company’s stockholders at the Annual Meeting of the Stockholders held on December 15, 2009.

The proposal for the amendment was disclosed in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on November 17, 2009, which is herein incorporated by reference.

A copy of the Amended and Restated Articles of Incorporation of the Company is being filed herewith as Exhibit 3.1 and is incorporated into this Item 5.03 by reference.

Item 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits

Exhibit 3.1    Amended and Restated Articles of Incorporation, dated December 22, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEARCHLIGHT MINERALS CORP.

Dated: December 28, 2009	By:	/s/ Ian R. McNeil
Ian R. McNeil
President

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Articles of Incorporation, dated December 22, 2009.